Exhibit 10.2

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Shares Issuable Upon Exercise: 30,000

Warrant No. W-72

WARRANT TO

PURCHASE SHARES OF COMMON STOCK

Expires October 31, 2012

THIS CERTIFIES THAT, for value received, Eckhart Kämpgen (hereinafter referred to as “Initial Holder”, and, along with any other registered holder of this Warrant, as “Holder”) is entitled to subscribe for and purchase Thirty Thousand (30,000) shares of the fully paid and nonassessable shares of the Common Stock, par value $0.001 per share (the “Common Stock”, which term shall include any stock into which it may be converted or exchanged) of MERIX Bioscience, Inc., a Delaware corporation (the “Company”), at a price per share of $0.18 (the “Warrant Price”). The Stock is subject to the terms and provisions of that certain First Amended and Restated Stockholders Agreement dated as of April 11, 2001 among the Company, the Holder and certain other signatories thereto, as amended from time to time (the “Stockholders’ Agreement”). The shares issuable upon exercise of this Warrant, as adjusted pursuant to the provisions hereof, are referred to as the “Shares”. The purchase price of each Share and such other price as shall result, from time to time, from adjustments specified herein is hereafter referred to as the “Warrant Price”, subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Term. The purchase right represented by this warrant is exercisable, subject to the vesting schedule set forth below, until October 31, 2012:

(a)	On and after October 31, 2002, this Warrant may be exercised to purchase up to 5,000 Shares; and

(b)	On the last day of each calendar month following October 31, 2002 until March 31, 2003, this Warrant may be exercised to purchase up to an additional 5,000 of the Shares. This Section 1 shall be interpreted such that on or after March 31, 2003, this Warrant may be exercised to purchase up to 100% of the Shares. Vesting under this paragraph (b) is conditioned upon Initial Holder’s service as a consultant to the Company on the relevant vesting date.

2. Warrant Conversion. Notwithstanding the foregoing Section 1, in the event the Company completes a Qualified Public Offering (“QPO”), as defined in Section 4.3.4.1.2 of the Company’s Amended and Restated Certificate of Incorporation, prior to the expiration of this Warrant, the purchase right represented by this Warrant shall be exercisable, in whole or in part, at any time from and after the date of the QPO and prior to 5:00 p.m., Durham, N.C. time, two (2) years after the closing date of the QPO.

3. Method of Exercise.

3.1	The purchase right represented by this Warrant may be exercised by Holder hereof, in whole or in part, by either, at the election of Holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment in full to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (b) if in connection with a registered public offering of the Company’s securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by Holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record Holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof as soon as possible and in any event within thirty (30) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such thirty-day period.

3.2	Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Stock to be issued upon such exercise in accordance with the terms hereof. In the event of a cashless exercise, in lieu of paying the Warrant Price in cash, the holder shall surrender this Warrant for that number of shares of Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Fair Market Value per share of the Stock and the then applicable Warrant Price and the denominator of which shall be the then current Fair Market Value per share of the Stock. The “Fair Market Value” shall mean (1) if the Shares are traded on an exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), the closing price on the day before the exercise date, (2) if the Shares are not traded on an exchange or on the NASDAQ National Market but are traded in the over-the-counter market, the closing price on the day before the exercise date, or (3) if the Shares are not traded on an exchange or on the NASDAQ National Market or in the over-the-counter market, the Fair Market Value as mutually agreed to by the Holder and the Board of Directors of the Company (or if they are unable to agree, as determined by a mutually agreed independent third party appraisal, whose fees shall be paid by the Company).

4. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its stock to provide for the exercise of the right represented by this Warrant.

5. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

5.1	Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of stock issuable upon the exercise hereof. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this paragraph 5.1 shall similarly apply to successive reclassifications, changes, mergers and transfers.

5.2	Subdivisions or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

5.3	Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of stock (except any distribution specifically provided for in the foregoing paragraphs 5.1 and 5.2), then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common outstanding immediately prior to such dividend or distribution, assuming that all convertible securities of the Company have been converted into shares of Common and (b) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend or distribution, assuming that all convertible securities of the Company have been converted into shares of Common, and the number of Shares subject to this Warrant shall be proportionately adjusted.

5.4	No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment

5.5	Notices of Record Date. In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of the Warrant, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

6. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

7. Fractional Share. No fractional shares of stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the then fair market value of the stock to be issued upon the exercise hereof.

8. Requirements for Transfer.

8.1	The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

8.2	Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer by the Initial Holder to (i) an officer or director of the Initial Holder, or (ii) a corporation or other entity in which an officer or director of the Initial Holder holds greater than a Seventy-Five percent (75%) ownership interest or (iii) a permitted transferee pursuant to the provisions of the Stockholders’ Agreement.

8.3	This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

The foregoing legend may be removed from the certificates representing any Shares issued upon exercise hereof, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

9. Rights as Stockholders. No holder of the Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10. Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

12. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

13. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

14. Descriptive Headings. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

15. Exchange of Warrants. Upon the surrender by Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 8 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of stock called for on the face or faces of the Warrant or Warrants so surrendered.

16. Transfers, etc.

16.1	The Company will maintain a register containing the names and addresses of the Holders of this Warrant. Any Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

16.2	Subject to the provisions of Section 8 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal office of the Company.

16.3	Until any transfer of the Warrant is made in the warrant register, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

17. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE.

MERIX Bioscience, Inc. 4233 Technology Drive Durham, North Carolina 27704

Per:
Clint G. Dederick, Jr., President

Date: October 31, 2002

EXHIBIT A

NOTICE OF EXERCISE

To: MERIX Bioscience, Inc

1. The undersigned hereby elects to purchase              shares of the Common Stock of MERIX Bioscience, Inc. pursuant to the terms of the attached Warrant (Warrant No. W-72), and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

Name		Address

(Signature)

(Date)

EXHIBIT A-1

NOTICE OF EXERCISE

To: MERIX Bioscience, Inc.

1. Contingent upon and effective immediately prior to the closing (the “Closing”) of MERIX Bioscience, Inc.’s (the “Company”) public offering contemplated by the Registration Statement of Form S-    , filed                                         , 200    , the undersigned hereby elects to purchase              shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant (Warrant No. W-72).

2. Please deliver to the custodian for the selling stockholders a stock certificate representing such              shares.

3. The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $                     or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

(Signature)

Date

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                               hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Warrant No. W-72) with respect to the number of shares of stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature:

Dated:	Witness: